EXHIBIT 32.2
SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Nu Skin Enterprises, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2017 (the "Report"), I, Mark H. Lawrence, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    November 1, 2017

/s/ Mark H. Lawrence
Mark H. Lawrence
Chief Financial Officer